Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Introduction

Duke Energy Carolinas, LLC ("Duke Energy Carolinas") and Duke Energy Progress, LLC ("Duke Energy Progress") have operated as separate regulated utilities since the 2012 merger of Duke Energy Corporation ("Duke Energy") and Progress Energy, Inc. ("Progress Energy") (the “2012 Merger”). The proposed combination represents an internal reorganization of entities under common control (the "Combination") and is intended to combine the operations of these utilities into a single regulated utility legal entity. The Combination is expected to result in a single regulated utility operating in North Carolina and South Carolina, with a targeted effective date of January 1, 2027.

Duke Energy Carolinas and Duke Energy Progress are separate regulated utility subsidiaries of Duke Energy serving customers in North Carolina and South Carolina. Each utility serves distinct service territories within these states and is responsible for the generation, transmission, distribution, and sale of electricity to residential, commercial, industrial, and wholesale customers.

The Combination represents a transaction between entities under common control and is expected to be accounted for in accordance with Accounting Standards Codification ("ASC") 805-50, rather than as a business combination under ASC 805-10. Duke Energy has maintained continuous control over both utilities since 2012, and the transaction does not result in a change in ultimate ownership or control.

Pursuant the transaction structure, Duke Energy will contribute ownership of Duke Energy Carolinas to Progress Energy, a subsidiary of Duke Energy, after which Duke Energy Progress, a subsidiary of Progress Energy, will merge with and into Duke Energy Carolinas, with Duke Energy Carolinas surviving the Combination as a subsidiary of Progress Energy. Following the Combination, Duke Energy’s regulated electric utility operations in North Carolina and South Carolina will be organized under Duke Energy Carolinas, including the generation, transmission, distribution, and sale of electricity to residential, commercial, industrial, and wholesale customers.

Additional Information Related to the Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information has been prepared based on the historical financial statements of Duke Energy Carolinas and Duke Energy Progress, as adjusted to give effect to the Combination. In accordance with ASC 805-50, assets and liabilities transferred between entities under common control are accounted for at the historical cost basis of the common parent.

The unaudited pro forma condensed combined balance sheet as of March 31, 2026 gives pro forma effect to the Combination as if it had occurred on March 31, 2026. The unaudited pro forma condensed combined statements of operations for the years ended December 31, 2025, 2024, and 2023, and for the three months ended March 31, 2026, give effect to the Combination as if it had occurred on January 1, 2023.

The unaudited pro forma condensed combined financial information has been derived from and should be read in conjunction with: (i) the accompanying notes to the unaudited pro forma condensed combined financial information; (ii) the historical audited consolidated financial statements of Duke Energy Carolinas and Duke Energy Progress as of December 31, 2025 and 2024, and for the years ended December 31, 2025, 2024, 2023, and the accompanying notes; and (iii) the historical unaudited condensed consolidated financial statements of Duke Energy Carolinas and Duke Energy Progress as of March 31, 2026 and December 31, 2025, and for the three months ended March 31, 2026 and 2025, and the accompanying notes.

The unaudited pro forma condensed combined financial information is provided for illustrative purposes only and is not necessarily indicative of the results of operations or financial position that would have been achieved had the Combination occurred on the dates indicated, nor is it indicative of the future results of operations or financial position of the combined company. The transaction accounting adjustments are based on information currently available and on assumptions described in the accompanying notes to the unaudited pro forma condensed combined financial information. The unaudited pro forma condensed combined financial information does not include the realization of any costs savings from operating efficiencies, synergies or other activities, or the recognition of any cost increases or dis-synergies that might result from the Combination. Actual results may differ materially from those reflected in the pro forma information.

Duke Energy Carolinas, LLC

Unaudited Pro Forma Condensed Combined Balance Sheet

As of March 31, 2026

				Transaction Accounting Adjustments
(in millions)	Duke Energy Carolinas Historical	Duke Energy Progress Historical	Combined	Eliminations of Intercompany Transactions	Notes	Effects of Combination	Notes	Pro Forma Balance
ASSETS
Current Assets
Cash and cash equivalents	$44	$63	$107	$-		$-		$107
Receivables (net of allowance for doubtful accounts)	1,198	967	2,165	-		-		2,165
Receivables from affiliated companies	251	35	286	(186)	(a)	-		100
Inventory	1,544	1,350	2,894	-		-		2,894
Regulatory assets	752	675	1,427	-		-		1,427
Other	259	190	449	-		-		449
Total current assets	4,048	3,280	7,328	(186)		-		7,142

Property, Plant and Equipment
Cost	63,715	45,974	109,689	-		-		109,689
Accumulated depreciation and amortization	(20,863)	(17,179)	(38,042)	-		-		(38,042)
Net property, plant and equipment	42,852	28,795	71,647	-		-		71,647
Other Noncurrent Assets
Goodwill	-	-	-	-		8,358	(d)	8,358
Regulatory assets	5,177	4,629	9,806	-		163	(b)(c)	9,969
Nuclear decommissioning trust funds	7,213	5,156	12,369	-		-		12,369
Operating lease right-of-use assets, net	92	368	460	-		-		460
Other	1,336	788	2,124	-		-		2,124
Total other noncurrent assets	13,818	10,941	24,759	-		8,521		33,280

Total Assets	$60,718	$43,016	$103,734	$(186)		$8,521		$112,069

LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$1,539	$962	$2,501	$-		$-		$2,501
Accounts payable to affiliated companies	353	370	723	(186)	(a)	-		537
Notes payable to affiliated companies	638	644	1,282	-		-		1,282
Taxes accrued	124	66	190	-		-		190
Interest accrued	163	91	254	-		-		254
Current maturities of long-term debt	1,649	793	2,442	-		-		2,442
Asset retirement obligations	242	186	428	-		-		428
Regulatory liabilities	660	356	1,016	-		-		1,016
Other	634	342	976	-		-		976
Total current liabilities	6,002	3,810	9,812	(186)		-		9,626

Long-Term Debt	17,839	12,917	30,756	-		151	(b)	30,907
Long-Term Debt Payable to Affiliated Companies	300	150	450	-		-		450
Other Noncurrent Liabilities
Deferred income taxes	4,274	2,778	7,052	-		-		7,052
Asset retirement obligations	3,598	4,113	7,711	-		12	(c)	7,723
Regulatory liabilities	7,333	4,245	11,578	-		-		11,578
Operating lease liabilities	79	366	445	-		-		445
Accrued pension and other post-retirement benefit costs	23	138	161	-		-		161
Investment tax credit	353	197	550	-		-		550
Other	750	338	1,088	-		-		1,088
Total other noncurrent liabilities	16,410	12,175	28,585	-		12		28,597

Equity
Member's equity	20,171	13,964	34,135	-		8,358	(d)	42,493
Accumulated other comprehensive income (loss)	(4)	-	(4)	-		-		(4)
Total equity	20,167	13,964	34,131	-		8,358		42,489

Total Liabilities and Equity	$60,718	$43,016	$103,734	$(186)		$8,521		$112,069

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial information, which is an integral part of this information.

Duke Energy Carolinas, LLC

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Three Months Ended March 31, 2026

				Transaction Accounting Adjustments
(in millions)	Duke Energy Carolinas Historical	Duke Energy Progress Historical	Combined	Eliminations of Intercompany Transactions	Notes	Pro Forma Balance
Operating Revenues	$2,766	$2,301	$5,067	$(348)	(a)	$4,719
Operating Expenses
Fuel used in electric generation and purchased power	931	863	1,794	(345)	(a)	1,449
Operation, maintenance and other	613	508	1,121	(3)	(a)	1,118
Depreciation and amortization	526	386	912	-		912
Property and other taxes	106	59	165	-		165
Impairment of assets and other charges	-	-	-	-		-
Total operating expenses	2,176	1,816	3,992	(348)		3,644
Gains on sales of other assets and other, net	2	1	3	-		3
Operating Income	592	486	1,078	-		1,078
Other income and expenses, net	63	43	106	-		106
Interest Expense	218	135	353	-		353
Income Before Income Taxes	437	394	831	-		831
Income Tax Expense	11	40	51	-		51
Net Income	$426	$354	$780	$-		$780
Other Comprehensive Income, net of tax						-
Net gains on cashflow hedges	1	-	1	-		1
Comprehensive Income	$427	$354	$781	$-		$781

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial information, which is an integral part of this information.

Duke Energy Carolinas, LLC

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2025

				Transaction Accounting Adjustments
(in millions)	Duke Energy Carolinas Historical	Duke Energy Progress Historical	Combined	Eliminations of Intercompany Transactions	Notes	Pro Forma Balance
Operating Revenues	$9,713	$7,386	$17,099	$(478)	(a)	$16,621
Operating Expenses
Fuel used in electric generation and purchased power	2,649	2,518	5,167	(469)	(a)	4,698
Operation, maintenance and other	2,002	1,455	3,457	(9)	(a)	3,448
Depreciation and amortization	1,903	1,406	3,309	-		3,309
Property and other taxes	349	172	521	-		521
Impairment of assets and other charges	(11)	2	(9)	-		(9)
Total operating expenses	6,892	5,553	12,445	(478)		11,967
Gains on sales of other assets and other, net	6	2	8	-		8
Operating Income	2,827	1,835	4,662	-		4,662
Other income and expenses, net	258	196	454	(1)	(a)	453
Interest Expense	783	526	1,309	(1)	(a)	1,308
Income Before Income Taxes	2,302	1,505	3,807	-		3,807
Income Tax Expense	194	223	417	-		417
Net Income	$2,108	$1,282	$3,390	$-		$3,390
Other Comprehensive Income, net of tax
Net gains on cashflow hedges	1	-	1	-		1
Comprehensive Income	$2,109	$1,282	$3,391	$-		$3,391

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial information, which is an integral part of this information.

Duke Energy Carolinas, LLC

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2024

				Transaction Accounting Adjustments
(in millions)	Duke Energy Carolinas Historical	Duke Energy Progress Historical	Combined	Eliminations of Intercompany Transactions	Notes	Pro Forma Balance
Operating Revenues	$9,718	$7,017	$16,735	$(232)	(a)	$16,503
Operating Expenses
Fuel used in electric generation and purchased power	3,251	2,409	5,660	(223)	(a)	5,437
Operation, maintenance and other	1,740	1,388	3,128	(9)	(a)	3,119
Depreciation and amortization	1,768	1,336	3,104	-		3,104
Property and other taxes	346	177	523	-		523
Impairment of assets and other charges	31	6	37	-		37
Total operating expenses	7,136	5,316	12,452	(232)		12,220
Gains on sales of other assets and other, net	2	2	4	-		4
Operating Income	2,584	1,703	4,287	-		4,287
Other income and expenses, net	247	143	390	(2)	(a)	388
Interest Expense	722	493	1,215	(2)	(a)	1,213
Income Before Income Taxes	2,109	1,353	3,462	-		3,462
Income Tax Expense	226	189	415	-		415
Net Income and Comprehensive Income	$1,883	$1,164	$3,047	$-		$3,047

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial information, which is an integral part of this information.

Duke Energy Carolinas, LLC

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2023

				Transaction Accounting Adjustments
(in millions)	Duke Energy Carolinas Historical	Duke Energy Progress Historical	Combined	Eliminations of Intercompany Transactions	Notes	Pro Forma Balance
Operating Revenues	$8,288	$6,488	$14,776	$(219)	(a)	$14,557
Operating Expenses
Fuel used in electric generation and purchased power	2,524	2,203	4,727	(211)	(a)	4,516
Operation, maintenance and other	1,774	1,379	3,153	(8)	(a)	3,145
Depreciation and amortization	1,593	1,266	2,859	-		2,859
Property and other taxes	320	164	484	-		484
Impairment of assets and other charges	44	29	73	-		73
Total operating expenses	6,255	5,041	11,296	(219)		11,077
Gains on sales of other assets and other, net	26	3	29	-		29
Operating Income	2,059	1,450	3,509	-		3,509
Other income and expenses, net	238	124	362	(1)	(a)	361
Interest Expense	686	427	1,113	(1)	(a)	1,112
Income Before Income Taxes	1,611	1,147	2,758	-		2,758
Income Tax Expense	141	149	290	-		290
Net Income and Comprehensive Income	$1,470	$998	$2,468	$-		$2,468

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial information, which is an integral part of this information.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1.	Basis of Pro Forma Presentation

The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X, as amended by the final rule, Release No. 33-10786, Amendments to Financial Disclosures about Acquired and Disposed Businesses. Under these rules, pro forma information is required to present adjustments that reflect the accounting for the transaction (“Transaction Accounting Adjustments”)

The pro forma adjustments reflected in the unaudited pro forma condensed combined financial information are based on currently available information and assumptions management considered reasonable under the circumstances. The adjustments are described in the accompanying notes and may be revised as additional information becomes available and is evaluated. Accordingly, the actual adjustments may differ from the pro forma adjustments, and such differences may be material.

The unaudited pro forma condensed combined financial information is intended to present the significant effects of the Combination and reflects adjustments that are appropriately applied in accordance with Article 11 of Regulation S-X.

2.	Accounting Treatment for the Merger

Although the Combination will be effected as a legal reorganization, it is expected to be accounted for as a transaction between entities under common control in accordance with U.S. generally accepted accounting principles and not as a business combination under ASC 805. Duke Energy is expected to contribute ownership of Duke Energy Carolinas to Progress Energy, a subsidiary of Duke Energy, after which Duke Energy Progress will merge with and into Duke Energy Carolinas.

Following the Combination, the regulated electric utility operations of Duke Energy in North Carolina and South Carolina will be organized under Progress Energy and Duke Energy Carolinas.

Under common control accounting, the assets and liabilities of Duke Energy Carolinas and Duke Energy Progress are expected to be recorded at their historical carrying amounts. Accordingly, no new goodwill or other intangible assets will be recognized as a result of the Combination, and no gain or loss will be recorded. Existing goodwill attributable to Duke Energy Progress from prior purchase accounting is reflected and carried forward.

In connection with the Combination, Duke Energy Carolinas is expected to reflect the effects of pushdown accounting related to the 2012 Merger, which were previously only recognized in Duke Energy's consolidated financial statements. As a result, the assets and liabilities of the combined company reflect the historical purchase accounting adjustments recorded by Duke Energy, including goodwill attributable to Duke Energy Progress that is carried forward (i.e., not newly recognized) as part of the Combination. There are no material impacts to the pro forma condensed combined statements of operations resulting from the historical purchase accounting adjustments; accordingly, no pro forma adjustments have been recorded to reflect such impacts.

The pro forma adjustments are based on currently available information and assumptions that are factually supportable and directly attributable to the Combination and do not reflect the costs of any integration activities or the benefits of potential future revenue growth or operational synergies.

3.	Transaction Accounting Adjustments

The following adjustments in the unaudited pro forma condensed combined balance sheet and statements of operations reflect the impact of adjustments that are directly attributable to the Combination. The unaudited pro forma condensed combined balance sheet as of March 31, 2026, gives pro forma effect to the Combination as if it had occurred on March 31, 2026. The unaudited pro forma condensed combined statements of operations for the years ended December 31, 2025, 2024, and 2023, and for the three months ended March 31, 2026, give effect to the Combination as if it had occurred on January 1, 2023.

(a)	Represents the elimination of intercompany balances and transactions between Duke Energy Carolinas and Duke Energy Progress, primarily intercompany receivables and payables, electricity sales, purchased power and intercompany interest.

(b)	Represents prior purchase accounting adjustments related to debt with respect to the Duke Energy Progress business originating from the 2012 Merger. These adjustments affect noncurrent regulatory assets and long-term debt.

(c)	Represents prior purchase accounting adjustments related to asset retirement obligations with respect to the Duke Energy Progress business originating from the 2012 Merger. These adjustments affect noncurrent regulatory assets and long-term asset retirement obligations.

(d)	The 2012 Merger created goodwill of $12,469 million at Duke Energy, of which $8,358 million was attributable to Duke Energy Progress. The goodwill represents a basis difference between the net assets of Duke Energy Progress and Duke Energy's basis in Duke Energy Progress and accordingly, the goodwill balance of $8,358 million is transferred as part of the Combination. As a result, the combined entity reflects the historical goodwill attributed to Duke Energy Progress, and no new goodwill will be recognized as part of the Combination.